BRANDES INVESTMENT TRUST

Brandes International Equity Fund

Brandes Global Equity Fund

Brandes Emerging Markets Value Fund

Brandes International Small Cap Equity Fund

Brandes Small Cap Value Fund

Brandes U.S. Value Fund

Brandes Core Plus Fixed Income Fund

Separately Managed Account Reserve Trust

(the “Funds”)

Supplement dated April 17, 2023

to the Funds’ Statement of Additional Information (“SAI”)

dated January 28, 2023

Effective immediately, the third paragraph under the section titled “Portfolio Holdings Disclosure,” beginning on page 37 of the SAI, is hereby deleted in its entirety and replaced with the following:

The Funds disclose their portfolio holdings quarterly, in their annual and semi-annual Reports, as well as in filings with the SEC, in each case no later than 60 days after the end of the applicable fiscal year. The Funds typically disclose their portfolio holdings publicly on their website on the 22nd calendar day after each calendar quarter end.

This Supplement should be retained for future reference